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                                 EXHIBIT 10.1.3
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February 21, 1999


                 Modification to Retirement Settlement Agreement


Based on Andrew E. Trolio's stated desire to resign from the Scangraphics Board of Directors, the Retirement Settlement Agreement between Andrew E. Trolio and Scangraphics, Inc., which was effective March 21, 1998, is hereby modified as follows:

1) Clause 2 of the prior agreement is eliminated. This was the clause dealing with Mr. Trolio's election to the Board of Directors.

2) All other aspects of the agreement remain in effect. Those clauses deal with salary, benefits, options/warrants, competition, future position in the Company, external communications, default provisions, and incapacitation or death of Mr. Trolio.



Agreed To:

By:  Andrew E. Trolio                       By:  Laurence L. Osterwise

/s/ Andrew E. Trolio                        /s/ Laurence L. Osterwise
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Date: 2/21/99                              Date: 2/21/99
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Witnessed:

By: Victoria R. Franchetti

/s/ Victoria R. Franchetti
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Date: 2/21/99